UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) February 21, 2008

                              NEXGEN BIOFUELS LTD.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Israel                        0-17788                   N/A
-------------------------------  ------------------------   -------------------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
       incorporation)                                       Identification  No.)

               2533 Windguard Circle, Suite 101
                    Wesley Chapel, Florida                         33544
            ----------------------------------------             ----------
            (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number, including area code 813-929-4802

                           HEALTHCARE TECHNOLOGIES LTD
                        32 SHAHAM ST. PETACH TIKVA ISRAEL
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective as of February 21, 2008, James McAlinden resigned as the President and member of the Board of Directors of NexGen Biofuels Ltd.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NexGen Biofuels Ltd.


                                                     By: /s/ Eran Rotem
                                                     ------------------
                                                     Eran Rotem
                                                     Chief Financial Officer

Dated: February 26, 2008